UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2014

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Saw Mill River Road, Ardsley, NY	10502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed in its Current Report on Form 8-K filed by Acorda Therapeutics, Inc. (“Acorda”) with the Securities and Exchange Commission on October 24, 2014 (the “Form 8-K”), on October 22, 2014, Acorda, a Delaware corporation, completed the merger (the “Merger”) of Five A Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Acorda (“Merger Sub”), with Civitas Therapeutics, Inc., a Delaware corporation (“Civitas”), in accordance with the Agreement and Plan of Merger, dated as of September 24, 2014 (the “Merger Agreement”), by and among Acorda, Merger Sub, Civitas and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the securityholder’s representative. Pursuant to the terms of the Merger Agreement, Merger Sub has merged with and into Civitas, which is the surviving corporation in the Merger and which is continuing as a wholly-owned subsidiary of Acorda under the Civitas name.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to include the financial statements of Civitas and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

The audited Financial Statements of Civitas as of and for each of the years ended December 31, 2013 and 2012, and for the period from June 17, 2009 (Inception) to December 31, 2013, are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01(a) by reference.

The unaudited Condensed Financial Statements of Civitas as of September 30, 2014 and December 31, 2013, for each of the nine-month periods ended September 30, 2014 and 2013, and for the period from June 17, 2009 (Inception) to September 30, 2014, are filed herewith as Exhibit 99.2 and are incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2014 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2013 and the nine month period ended September 30, 2014 and explanatory notes are filed herewith as Exhibit 99.3 and are incorporated in this Item 9.01(b) by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP – Independent Registered Public Accounting Firm of Civitas Therapeutics, Inc.

99.1	Audited Financial Statements of Civitas Therapeutics, Inc. as of and for each of the years ended December 31, 2013 and 2012 and for the period from June 17, 2009 (Inception) to December 31, 2013.

99.2	Unaudited Condensed Financial Statements of Civitas Therapeutics, Inc. as of September 30, 2014 and December 31, 2013, for the nine-month periods ended September 30, 2014 and 2013 and for the period from June 17, 2009 (Inception) to September 30, 2014.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2014 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2013 and the nine months ended September 30, 2014 and explanatory notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

January 7, 2015	By:	/s/ Michael Rogers
		Name:	Michael Rogers
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP – Independent Registered Public Accounting Firm of Civitas Therapeutics, Inc.

99.1	Audited Financial Statements of Civitas Therapeutics, Inc. as of and for each of the years ended December 31, 2013 and 2012 and for the period from June 17, 2009 (Inception) to December 31, 2013.

99.2	Unaudited Condensed Financial Statements of Civitas Therapeutics, Inc. as of September 30, 2014 and December 31, 2013, for the nine-month periods ended September 30, 2014 and 2013 and for the period from June 17, 2009 (Inception) to September 30, 2014.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2014 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2013 and the nine months ended September 30, 2014 and explanatory notes.